SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): October 15, 1997

                        Onyx Acceptance Grantor Trust 1997-2
 ------------------------------------------------------------------------------
                        (Issuer with respect to Certificates)

                        Onyx Acceptance Financial Corporation
        -------------------------------------------------------------
                (Exact Name of Registrant as Specified in Its Charter)

Commission File Number
333-28893                                                    (I.R.S. Employer
                                                             Identification No.)
                                                             33-0639768

State or other jurisdiction of incorporation or organization
Delaware


Onyx Acceptance Financial Corporation
8001 Irvine Center Drive, 6th Floor
Irvine, Ca. 92618
714 450-5500







Item 5.  Other Events

                                  On behalf of the Onyx Acceptance Grantor Trust
1997-2, (the"Trust"), a trust created pursuant to the Pooling and Servicing Agreement dated as of June 1, 1997 with Onyx Acceptance Financial Corporation as registrant and seller and Onyx Acceptance Corporation as servicer, and Bankers Trust Company of New York, as trustee, the registrant has caused to be filed with the Commission, the October 1997 monthly Distribution Date Statement with respect to the Trust. This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx Acceptance Financial Corporation, originator of the Onyx Acceptance Grantor Trust 1997-2 and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Certificateholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements
         None

(c)      Exhibits
         Exhibit No. 19
            `Monthly Distribution Date Statement of the
             Onyx Acceptance Grantor Trust 1997-2 for the month of October 1997.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation

          REGAN E. KELLY
By:_____________________________________________________
          Regan E. Kelly     Executive Vice President
Date: October 21, 1997

          DON P. DUFFY
By:_____________________________________________________
          Don P. Duffy               Executive Vice President
Date: October 21, 1997






                                   EXHIBIT 19



Onyx Acceptance Grantor Trust 1997-2                 Distribution Date Statement
6.35% Auto Loan Pass-Through Certificates                              20-Oct-97


Collection Period Beginning on:                                         09/01/97
Collection Period Ending on:                                            09/30/97
Distribution Date:                                                      10/15/97

   1 Original Pool Balance                                                                                $121,676,091.00
   2 Collection Period Beginning Pool Balance                                                             $110,711,920.17
   3 Collection Period Beginning Pool Balance Factor                                                                 0.909891

     Computation of Collection Account Amounts Available for Distribution
   4 Total Collections from Obligors                                    01-Seto97           30-Sep-97       $4,113,568.74
   5 Full Prepayments through first 5 business days of current month (Precompute only)                         265,352.99
   5aFull Prepayments through first 5 business days of current month (Simple interest  only)                   177,606.12
   6 Full Prepayments included in Prior Collection Period (Precompute only)                                     70,708.72
   6aFull Prepayments included in Prior Collection Period (Simple Interest only)                                77,765.08
   7 Partial Prepayments deposited to PayAhead Acct                                                             56,527.47
   8 Amounts Withdrawn from PayAhead Acct & Deposited to Collection Acct                                             0.00
   9 Yield Supplement Amount to be Deposited to Collection Account                                                   0.00
  10 Net Liquidation Proceeds on Defaulted Contracts                    01-Seto97           30-Sep-97           80,527.54
  11 Net Liquidation Proceeds first 5 business days of current month                                                 0.00
  12 Net Liquidation Proceeds included in Prior Collection Period                                                    0.00
  13 Net Insurance Proceeds                                                                                          0.00
  14 Net Insurance Proceeds first 5 business days of current month                                                   0.00
  15 Net Insurance Proceeds included in Prior Collection Period                                                      0.00
  16 Aggregate Amount of Repurchased Contracts                                                                       0.00
  17 Reinvestment Earnings on Funds in Collection Acct (#010591)        01-Seto97           30-Sep-97           12,578.18
                                                                                                                ---------

  18 Collection Account Amounts Available  (4+5+5a-6-6a-7+8+9+10+11-12+13+14-15+16+17)                      $4,444,632.30

     Computation of Certificate Ending Pool Balance
  19 Collection Period Beginning Pool Balance                                                             $110,711,920.17
  20 Scheduled Principal Decline (recomputed actuarial) Precompute contracts only                              942,053.30
  20aPrincipal Collected: Payments only - Simple Interest contracts                                            616,354.44
  20bPrincipal Collected: Full Prepayments - S.I.  through month-end    01-Seto97           30-Sep-97          454,631.51
  20cFull Prepayments through first 5 business days of current month: Simple Interest only                     177,606.12
  21 Full Prepayments: Precompute only through month end                01-Seto97           30-Sep-97          578,055.42
  22 Full Prepayments through first 5 business days of current month: Precompute only                          265,352.99
  23 Defaulted Contracts  (Liquidated Proceeds received)                01-Seto97           30-Sep-97          137,146.12
  23aDefaulted Contracts  (Liquidated Proceeds received) thru 1st 5 business days of current month                   0.00
  24 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received)                                       0.00
  24aDefaulted Contracts  (4 or more periods.Liquidated Proceeds not received) thru 1st 5 bus. days of current mo.   0.00
  25 Repurchased Contracts                                                                                           0.00

  26 Certificate Ending Pool Balance (19-20-20a-20b-21-22-23-23a-24-24a-25)                               $107,540,720.27
     Certificate Ending Balance Pool Factor                                                                          0.883828

  27 Principal Distribution Amount  (19-26)                                                                 $3,171,199.90

     Distributions From Collection Account
  28 Principal Distribution Amount                                                                          $3,171,199.90
  29 Interest Distribution Amount  (6.35% / 12)                                                                585,850.58
  30 Servicing Fee Payable to Servicer (1.0% / 12)                                                              92,259.93
  31 Surety Fee Payable to Surety (0.18% / 360 * Days in Collection Period)                                     16,606.79
  31aReinsurance Fee Payable to Surety (2.50%/360 * Days in period * lesser of $2,433,521.82 or 41-43)           5,069.84
  32 Reinvestment Earnings Payable to Finco                                                                     12,578.18
                                                                                                                ---------

  33 Total Distributions from Collection Account   (28+29+30+31+31a+32)                                     $3,883,565.22

  34 Total Excess Spread Available for Deposit to Spread Account   (18-33)                                    $561,067.08

     Spread Account Reconciliation
  35 Initial Deposit                                                                                              $100.00
  36 Deposits to Spread Account Prior Collection Periods                                                    $1,677,872.52
  37 Deposit to Spread Account this Collection Period    (34)                                                 $561,067.08
  38 Reinvestment Earnings on Funds in Spread Acct                      01-Seto97           30-Sep-97           $6,200.39
  39 Draws from Spread Account Prior Periods                                                                        $0.00
                                                                                                                    -----

  40 Spread Account Balance     (35+36+37+38-39)                                                            $2,245,239.99

  41 Required Spread Account Balance     (Max of 6% x (26) or 2% x (1) )                                    $6,452,443.22
  42 Draws from Spread Account this Collection Period   ((40 - 41) if positive, 0 otherwise)                        $0.00
  43 Spread Account Balance net of Draws this Collection Period    (40 - 42)                                $2,245,239.99

     Delinquency Statistics
  44 Number of Accts Delinquent 30 - 59 Days                                                                       127
  45 Number of Accts Delinquent 60 - 89 Days                                                                        50
  45aNumber of Accts Deliquent 90 Days and Over                                                                     54
                                                                                                                    --
  46 Total Number of Delinquent Accounts 30 Days and Over                                                          231

  47 Aggregate Net Outstanding Balance of Delinquent Loans 30-59 days                                       $1,425,255
  48 Aggregate Net Outstanding Balance of Delinquent Loans 60 - 89 days                                       $655,461
  48aAggregate Net Outstanding Balance of Delinquent Loans 90 days and over                                   $596,140
                                                                                                              --------
  49 Total Aggregate Net Outstanding Balance of Delinquent Loans   (44 + 45)                                $2,676,856

  50 Policy Claim Amount                                                                                            $0.00

     Repossession Statistics
  51 Number of Accounts in Repo Inventory @ Beginning of Collection Period                                          35
  52 Number of Accounts Repossessed During Collection Period                                                        34
  53 Number of Repo'd Accounts Sold or Reinstated During Collection Period                                          16
                                                                                                                    --
  54 Number of Accounts in Repo Inventory @ End of Collection Period                                                53

  55 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ Beginning of Collection Period         $423,530.69
  56 Aggregate Net Outstanding Balance of Accounts Repossessed During Month                                    366,742.74
  57 Aggregate Net Outstanding Balance of Repo Accounts Sold or Reinstated During Month                        206,863.29
                                                                                                               ----------
  58 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ End of Collection Period               $583,410.14


     Yield Supplement Account  Balance
  59 Initial Deposit                                                                                                $0.00
  60 Draws from Yield Supplement to Collection Account                                                              $0.00
                                                                                                                    -----

  61 Yield Supplement Account  Balance                                                                              $0.00

     Accounts Outstanding
  62 Original Accounts Outstanding                                                                              10,294
  63 Remaining Number of Accounts Outstanding @  End of Collection Period                                        9,616

     Net Yield
  64 Interest Collected on Contracts                                                                         1,317,472.80
  65 Interest Collected on Contracts - Prior Collection Period                                               1,197,211.24
  66 Interest Collected on Contracts - Two Collection Periods Ago                                            1,427,283.66
  67 Liquidated Contract Balances (less Liquidation proceeds)                                                   56,618.58
  68 Liquidated Contract Balances (less Liquidation proceeds) - Prior Collection Period                         26,077.93
  69 Liquidated Contract Balances (less Liquidation proceeds) - Two Collection Periods Ago                       3,083.74
  70 Interest Paid to Certificate Holders                                                                      585,850.58
  71 Interest Paid to Certificate Holders - Prior Collection Period                                            600,640.28
  72 Interest Paid to Certificate Holders - Two Collection Periods Ago                                         618,545.20
  73 Servicing Fees Paid to Servicer                                                                           $92,259.93
  74 Servicing Fees Paid to Servicer -  Prior Collection Period                                                $94,589.02
  75 Servicing Fees Paid to Servicer - Two Collection Periods Ago                                              $97,408.69
  76 Certificate Ending Pool Balance                                                                      $107,540,720.27
  77 Certificate Ending Pool Balance - Prior Collection Period                                            $110,711,920.17
  78 Certificate Ending Pool Balance - Two Collection Periods Ago                                         $113,506,823.81

  79 Net Yield                                                                                                       6.39%

     A.P.R. of Trust Contracts
  80 Dollar Weighted A.P.R. of Contracts @ Cutoff Date                                                              14.86%
  81 Dollar Weighted A.P.R. of Remaining Contracts in Trust as of End of Collection Period                          14.89%


     Credit Losses
  82 Gross Credit Losses during Collection Period  (23+23a+24+24a)                                            $137,146.12
  83 Recoveries during Collection Period  (10+11-12)                                                            80,527.54
                                                                                                                ---------

  84 Net Credit Losses during Collection Period   (82-83)                                                      $56,618.58

  85 Cumulative Net Credit Losses                                                                              $85,780.25
  86 Cumulative Net Credit Losses as a Percent of Original Certificate Balance (85 / 1)                              0.07%

  87 Remaining Weighted Average Maturity (Months)                                                                   52.4








     I certify that the computations reflected above for the collection period en30-Sep-97 are accurate and have been prepared in accordance with the Pooling and Servicing Agreement dated June 1, 1997.


     By :   ______________________________________    Date:  _______________

     Name: Don Duffy